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                                                                   EXHIBIT 10(a)

                       FIFTH AMENDED AND RESTATED SECURITY
                         AND COLLATERAL AGENCY AGREEMENT

      THIS FIFTH AMENDED AND RESTATED SECURITY AND COLLATERAL AGENCY AGREEMENT (the "Security Agreement") is made and dated as of May ___, 2006 by and among PULTE MORTGAGE LLC , a Delaware limited liability company (the "Company"), JPMORGAN CHASE BANK, N.A., a national banking association, acting in its capacity as administrative agent for the Lenders from time to time parties to the Credit Agreement (as defined below) (in such capacity, the "Credit Agent"), and LASALLE BANK NATIONAL ASSOCIATION, as collateral agent for the Secured Parties (as defined below) (in such capacity, the "Collateral Agent").

                                    RECITALS

      A. Pursuant to that certain Sixth Amended and Restated Revolving Credit Agreement of even date herewith, by and among the Company, the Credit Agent and certain other Lenders named therein (the "Credit Agreement"), the Lenders agreed to extend credit to the Company on the terms and subject to the conditions set forth therein. Capitalized terms not otherwise defined herein are used with the same meanings as in the Credit Agreement.

      B. As a condition precedent to the effectiveness of the Credit Agreement, the Credit Agent has required the execution and delivery of this Security Agreement in order to, among other things, create a first priority perfected security interest in the Collateral in favor of the Lenders, the Credit Agent and the Collateral Agent (collectively, the "Secured Parties") to secure payment of the Secured Obligations.

      C. This Security Agreement amends and restates in its entirety that certain Fourth Amended and Restated Security and Collateral Agency Agreement dated as of June 30, 2004 by and among the Company, the Credit Agent and the Collateral Agent.

      NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENTS

      1. Appointment of Collateral Agent. Each Lender has, pursuant to the terms of the Credit Agreement, appointed the Collateral Agent to act as secured party, agent, bailee and custodian for the exclusive benefit of the Secured Parties with respect to the Collateral. The Collateral Agent hereby accepts such appointment and agrees to maintain and hold, or cause to be maintained and held, all Collateral at any time delivered to it or any of its subagents as secured party, agent, bailee and custodian for the exclusive benefit of the Secured Parties. The Collateral Agent and the Company agree that the Collateral Agent is acting and will act with respect to the Collateral for the exclusive benefit of the Secured Parties and is not, and shall not at any time in the future be, subject, with respect to the Collateral, in any manner or to any extent, to the direction or control of the Company except as expressly permitted hereunder and under the other Loan Documents. The Collateral Agent agrees to act in accordance with this Security Agreement and in accordance with any written instructions properly delivered pursuant hereto. Under no circumstances shall the Collateral Agent deliver, or cause to be delivered, possession of Collateral to the Company except in accordance with the express terms of this Security Agreement or the other Loan Documents.

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      2. Delivery and Categorization of Collateral.

            (a) Mortgage Loans. The Company shall deliver Collateral Transmittals to the Collateral Agent from time to time identifying Mortgage Loans that the Company intends to include in Collateral by delivering to the Collateral Agent the Required Mortgage Documents (as described on Schedule A attached hereto) for such Mortgage Loans. Such delivery shall be made prior to inclusion of such Mortgage Loans in Collateral, other than for AP Mortgages identified in the Collateral Transmittal and covered by an Agreement to Pledge. The Collateral Agent shall review the Required Mortgage Documents in accordance with the review steps described on Exhibit 1 hereto.

            (b) Agreement to Pledge. The Collateral Agent, upon receipt of a Collateral Transmittal describing the AP Mortgages to be covered by an AP Notice and an Agreement to Pledge as of that date, shall (subject to the eligibility requirements set forth in the Credit Agreement) include such AP Mortgages as Eligible Collateral in the Collateral Value Determination (as defined Paragraph 6(a) below). The Company shall deliver the Required Mortgage Documents for each such AP Mortgage not later than the ninth (9th) Business Day after the date such AP Mortgage is first so included as an Eligible Collateral. When a delivery of what purports to be the Required Mortgage Documents for an AP Mortgage is received by the Collateral Agent on a given Business Day, such AP Mortgage shall no longer be treated as an AP Mortgage for purposes of the Borrowing Base Sublimits, and shall be included in any Collateral Value Determination or other calculation involving the value of the Borrowing Base on such Business Day prior to the Collateral Agent's review thereof on the assumption that such AP Mortgage is Eligible Collateral. The Collateral Agent shall review such Required Mortgage Documents in accordance with the steps described on Exhibit 1 hereto before the opening of business of the Collateral Agent on the next succeeding Business Day and shall make a decision on the eligibility of the applicable Mortgage Loan for that Business Day.

            (c) Securities. The Company may, from time to time, deliver Securities to the Collateral Agent or an Approved MBS Custodian and shall provide evidence that such Securities are either (a) in a certificated form, with the certificates evidencing such Securities being delivered to the Collateral Agent or such Approved MBS Custodian, or (b) in book entry or uncertificated form with evidence that the Collateral Agent or such Approved MBS Custodian has been identified as the nominal owner of such Securities in the records of a Federal Reserve Bank or other institution authorized by the applicable Federal Agency to maintain ownership records in respect of such Securities.

            (d) Gestation Collateral. The Company may, from time to time, deliver a request to the Collateral Agent (or an Affiliate of the Collateral Agent) acting in its capacity as pool custodian, for the initial certification of Pledged Mortgages for purposes of creating a pool of Mortgage Loans to support the issuance of a FHLMC, FNMA or GNMA Security. Such request shall be in writing in the form of Exhibit 3.A to this Security Agreement, and such Pledged Mortgages shall constitute Gestation Mortgage Loans on the Business Day immediately following the Business Day on which such Pledged Mortgages are certified by the Collateral Agent (or an Affiliate of the Collateral Agent) in accordance with the standards of the applicable Federal Agency.

            (e) Pledged Servicing. The Company shall deliver to the Collateral Agent fully executed copies of the Acknowledgment Agreements with FNMA and FHLMC. In the event the Credit Agent or the Required Lenders request that Acknowledgement Agreements with GNMA be obtained, the Company shall deliver to the Collateral Agent fully executed copies of Acknowledgement Agreements with GNMA covering all Pledged Servicing with GNMA.

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            (f) Servicing Sale Receivables. The Company may, in connection with a sale of Servicing Agreements from the Company to a Servicing Purchaser, pledge the Servicing Sale Receivables due in connection with such sale to the Collateral Agent for the benefit of the Secured Parties as Collateral. If the Company so pledges Servicing Sale Receivables to the Collateral Agent, the Company shall (i) deliver to the Credit Agent and the Collateral Agent a complete executed copy of the related purchase agreement, (ii) assign its rights to such Pledged Servicing Sale Receivables to the Collateral Agent for the benefit of the Secured Parties pursuant to an assignment in form and content satisfactory to the Credit Agent, and (iii) cause the Servicing Purchaser of the applicable sold Servicing Agreements to execute an agreement in form and content satisfactory to the Credit Agent pursuant to which the Servicing Purchaser shall agree to (A) pay such Pledged Servicing Sale Receivables directly to the Collateral Agent for the benefit of the Secured Parties, and (B) provide simultaneous written notice to the Credit Agent and the Collateral Agent of any claims made against or notices given to the Company which would constitute an offset to or reduction in the amount of such Pledged Servicing Sale Receivables.

            (g) Identification of Collateral. All Mortgage Loans and Securities at any time delivered to the Collateral Agent hereunder shall be held by the Collateral Agent in a fire resistant vault, drawer or other suitable depositary maintained in accordance with Federal Agency standards and controlled solely by the Collateral Agent, conspicuously marked to show the respective interests of the Secured Parties therein and not commingled with any other assets or property of, or held by, the Collateral Agent. Accordingly, if (pursuant to Paragraph 7(b) below) the Collateral Agent receives a shipping request pursuant to which the Collateral Agent is to retain physical possession of the applicable Mortgage Loans or Securities as an agent for any Person other than the Secured Parties, the Collateral Agent shall physically separate such Mortgage Loans or Securities from the remainder of the Collateral and shall execute any transmittal letters required under Paragraph 7(b) below.

      3. Grant of Security Interest. The Company hereby pledges and assigns to the Collateral Agent for the benefit of the Secured Parties and grants to the Collateral Agent for the benefit of the Secured Parties, a first priority security interest in, the property described in Paragraph 4 below (collectively and severally, the "Collateral"), to secure payment of the Secured Obligations. Furthermore, each Agreement to Pledge shall create a security interest in favor of the Collateral Agent for the benefit of the Secured Parties in the AP Mortgages identified therein. By delivering an Agreement to Pledge, the Company represents and warrants that each AP Mortgage identified therein constitutes an Eligible Mortgage Loan. The Company agrees that while it is in possession of any Required Mortgage Documents for an AP Mortgage, it will hold same in trust and as agent and bailee for the Collateral Agent for the benefit of the Secured Parties, without authority to make any other disposition thereof, or of the proceeds thereof. The Company assumes the responsibility for loss or destruction of any such Required Mortgage Documents until the same are delivered to the Collateral Agent.

      Unless so directed by the Credit Agent when a Default has occurred and is continuing, the Collateral Agent shall not record the assignment of mortgage or deed of trust delivered in connection with any Pledged Mortgage.

      4. Collateral. The Collateral shall consist of all right, title and interest of the Company of every kind and nature in and to all of the following property, assets and rights of the Company wherever located, whether now existing or hereafter arising, and whether now or hereafter owned or acquired by or accruing or owing to the Company, and all proceeds and products thereof (including all proceeds in the Settlement Account, the Cash and Collateral Account and any Custodian Settlement Accounts from time to time):

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            (a) all Pledged Mortgages;

            (b) all Pledged Securities;

            (c) any commitments or other agreements issued by any private mortgage insurer or by the FHA or VA to insure or guarantee any Pledged Mortgage;

            (d) all commitments of FNMA, FHLMC or other Persons to purchase Pledged Items from the Company or exchange Securities with the Company for Pledged Items;

            (e) any options to sell or purchase Securities, future contracts, or any other interest rate protection products which directly or indirectly protect the Company against reductions in value of such Pledged Items due to changes in mortgage interest rates;

            (f) the Settlement Account, the Cash and Collateral Account and any Custodian Settlement Accounts and any amounts standing to the credit of the Settlement Account, the Cash and Collateral Account and any Custodian Settlement Accounts then in existence with Approved MBS Custodians, as described in Paragraph 7(c) below;

            (g) all cash and Cash Equivalents held by the Credit Agent or Collateral Agent as security for the Secured Obligations;

            (h) all Pledged Servicing;

            (i) all Pledged Servicing Sale Receivables;

            (j) all property related to the foregoing, including, without limitation, the right to service Pledged Mortgages while owned by the Company, all accounts and general intangibles of whatsoever kind so related and all documents or instruments delivered to the Credit Agent or the Collateral Agent in respect of any Pledged Item, including, without limitation, the right to receive all insurance proceeds and condemnation awards which may be payable in respect of the premises encumbered by any Pledged Mortgage; and

            (k) all proceeds and products of any of the foregoing.

      5. Collateral Agent's Review of Collateral. Upon any receipt of Required Mortgage Documents for any Mortgage Loan, the Collateral Agent shall review the same and verify that:

            (a) All Required Mortgage Documents relating to such Mortgage Loan appear regular on their face (as determined by the Collateral Agent in its reasonable discretion) and are in the Collateral Agent's possession; and

            (b) The statements set forth on Exhibit 1 hereto are accurate and complete in all material respects.

If the Collateral Agent notes any exception in the review described in subparagraph (a) or (b) above, the Collateral Agent shall not include such item as Eligible Collateral in its next Collateral Value Determination (as defined in Paragraph 6(a) below) delivered to the Credit Agent. In the event that the Company has been requested by the Credit Agent or the Collateral Agent to deliver the "Additional Required Mortgage Documents" (as described on Schedule B attached hereto) with respect to any

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Mortgage Loan, the Collateral Agent shall review and verify such Additional
Required Mortgage Documents consistent with the obligations of the Collateral Agent above. However, the Collateral Agent shall have no obligation to verify that (i) the amount of any fire and extended coverage insurance policy meets the requirements set forth on Schedule B, or (ii) the loan to value ratio for any mortgage note is in excess of 80% (and thus whether private mortgage insurance is required), but shall be entitled to rely upon the determinations of the Company with respect to these matters.

      6. Collateral Value Determination; Determination Assumptions.

            (a) On each Business Day the Collateral Agent shall compute the value of the Borrowing Base (taking into account all Borrowing Base Sublimits), the Servicing Borrowing Base, the Non-Gestation Borrowing Base and the Gestation Borrowing Base (collectively, the "Borrowing Bases") and notify the Credit Agent thereof (a "Collateral Value Determination") by telephone and by sending a facsimile copy of a report ("Borrowing Base Report") in the form of Schedule C hereto (or such other form as may be mutually agreed to by the Collateral Agent and the Credit Agent) prior to 11:00 a.m. (New York City time).

            (b) In making any Collateral Value Determination or other calculation involving a determination of the value of the Borrowing Bases, the Collateral Agent shall be permitted to rely, without independent investigation of the correctness thereof, on:

                  (1) The information supplied by the Company to the Collateral Agent on the related Collateral Transmittal, with respect to the net acquisition cost (including any discounts and excluding any servicing released premium) of any Mortgage Loan, the unpaid principal balance of any Mortgage Loan as of the Pledge Date therefor, and the weighted average purchase price (expressed as a percentage of par) committed to under all Approved Investor Commitments which could cover such Mortgage Loan (which weighted average purchase price shall be recalculated by the Company and reported to the Collateral Agent weekly);

                  (2) The most recent information supplied by the Company to the Collateral Agent with respect to the number of days by which payments on any Mortgage Loan constituting Collateral are past due;

                  (3) The written information supplied by the Company to the Collateral Agent with respect to a determination as to whether amounts received in the Cash and Collateral Account represent the purchase price paid for a specific Mortgage Loan or Security and, consequently, whether the Mortgage Collateral Value of such Mortgage Loan or MBS Value of such Security should be removed from such calculation;

                  (4) The most recent information supplied by the Credit Agent to the Collateral Agent with respect to the amount of the then current Aggregate Commitment, which information, if requested by the Collateral Agent, shall be reported by the Credit Agent to the Collateral Agent by 10:30 a.m. (New York City time) on the first Business Day after such request;

                  (5) Any information supplied by the Credit Agent, the Company, or any other custodian of any of the Collateral, to the Collateral Agent unless the Collateral Agent has actual knowledge that such information is untrue or unreliable; and

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                  (6) The information supplied by the Company or the Credit
      Agent with respect to the Aggregate Servicing Value of the Eligible Mortgage Servicing Rights and Eligible Servicing Sale Receivables.

            (c) No later than 4:30 p.m. (New York City time) on each Business Day (the "Information Cutoff Time") the Company shall deliver to the Collateral Agent a list of Pledged Items (other than, so long as no Default exists, Securities or Gestation Mortgage Loans being pooled and sold, the sale of which is addressed in Paragraph 6(d) below) that have been sold to investors (or, in the case of Servicing Sale Receivables, the applicable Servicing Sale Receivables to be received on such day) (the "Paid Collateral Listing"), together with appropriate detail identifying the specific wire that represents the proceeds of each Pledged Item on the Paid Collateral Listing. Upon receipt of the Paid Collateral Listing by the Information Cutoff Time, the Collateral Agent will confirm with the Credit Agent the results of the Credit Agent's review of all wires received in the Cash and Collateral Account on or before 4:00 p.m. (New York City time) (the "Wire Cutoff Time") and confirm with the Credit Agent that the wires detailed in the Paid Collateral Listing have been received in the Cash and Collateral Account and that the actual amounts match those shown in the Paid Collateral Listing (the "Paid Reconciliation Process"). Any Pledged Item identified on the Paid Collateral Listing that cannot be reconciled by the Collateral Agent will remain in the Borrowing Base and the associated settlement proceeds will remain in the Cash and Collateral Account until such time as the Collateral Agent receives the necessary information from the Company to complete the Paid Reconciliation Process. On or before 5:30 p.m. (New York City time), the Collateral Agent will remove the reconciled Pledged Items from the Borrowing Base, and notify the Credit Agent of (i) the amount of reconciled proceeds ("Reconciled Non-Security Proceeds") and (ii) an updated Collateral Value Determination reflecting the removal of such Pledged Items. No later than 5:00 p.m. (New York City time), the Collateral Agent will notify the Company of the amount of Reconciled Non-Security Proceeds and, so long as the updated Borrowing Base exceeds the total unpaid balance of the outstanding Loans and no Default exists, authorize the Credit Agent to transfer such amounts from the Cash and Collateral Account to the Company's operating account or as otherwise instructed by the Company. If the Borrowing Base does not exceed the total unpaid balance of the outstanding Loans, the Collateral Agent shall authorize the Credit Agent to apply the necessary amount of such Reconciled Non-Security Proceeds against the outstanding Loans in accordance with Section
8.4 of the Credit Agreement so that the Borrowing Base equals or exceeds the total unpaid balance of the outstanding Loans and transfer the balance of such proceeds to the Company as set forth above. During the continuance of a Default, all proceeds shall be applied in accordance with the terms of Section 8.4 of the Credit Agreement.

            (d) The procedures set forth in this Paragraph 6(d) will apply for sales of Gestation Mortgage Loans and/or Securities on Pool Settlement Days, so long as no Gestation Default has occurred or would result therefrom (in which case the procedures described in Paragraph 6(c) shall apply). During the continuance of a Default, all pool settlement proceeds shall be applied in accordance with the terms of Section 8.4 of the Credit Agreement. For purposes of this agreement, "Pool Settlement Days" shall be defined as any day on which a pool of Gestation Mortgage Loans is funded by the applicable settlement agent. No later than 3:00 p.m. (New York City time) on each Pool Settlement Day the Company shall deliver to the Collateral Agent a list of pooled Gestation Mortgage Loans that support Securities which are expected to settle on such day (the "Pool Out Report"), together with appropriate detail identifying the specific wire that represents the proceeds of each pool that the Company expects to receive no later than the close of business on that same day. On or before 2:00 p.m. (New York City time), upon notice from the Company that a payment is scheduled to be made that day, the Credit Agent may elect, pursuant to Section
2.17 of the Credit Agreement, to pay down any outstanding Loans designated by the Company to be repaid based on the expectation that the wire for

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these proceeds (the "Pool Proceeds") will be received. At or about 5:30 p.m.
(New York City time), the Collateral Agent will authorize the Credit Agent to repay itself the amounts advanced pursuant to the preceding sentence with the applicable amount of the Pool Proceeds at or about 5:30 p.m. (New York City time). The Credit Agent will notify the Company if any expected Pool Proceeds have not been received by 4:30 p.m. (New York City time). Any shortfall still owed to the Credit Agent resulting from a negative variance between the total expected Pool Proceeds and the actual Pool Proceeds received on or before 5:30 p.m. (New York City time), shall be covered by a Swingline Advance equal to the shortfall amount. Such Swingline Advance will be made automatically without need for a request by the Company and will accrue interest at the LIBOR Rate. Should the required amount exceed the Swingline availability, the remaining unpaid amount advanced by the Credit Agent (the "Overadvance") shall accrue interest at the LIBOR Rate. On or before the time at which the first determination of the Borrowing Base is prepared on the next Business Day, the Collateral Agent will:
(i) confirm with the Credit Agent that the remaining expected Pool Proceeds were received in the Cash and Collateral Account and that the actual amounts of all the Pool Proceeds match the amounts on the Pool Out Report, and (ii) remove from the Borrowing Base the Gestation Mortgage Loans which were pooled and sold. If all or a portion of the expected remaining Pool Proceeds are not received in the Cash and Collateral Account on or before the time at which the Borrowing Base is first prepared on the next Business Day, the Gestation Mortgage Loans related to the expected remaining Pool Proceeds will remain in the Borrowing Bases as long as they remain eligible. The Credit Agent will use all Pool Proceeds received from the Cash and Collateral Account to repay the unpaid amounts advanced by the Credit Agent above, and then shall apply any remaining Pool Proceeds ("Excess Pool Proceeds") as set forth in Section 8.4 of the Credit Agreement. To the extent that the Pool Proceeds are insufficient to repay all unpaid Overadvances, the Credit Agent shall request repayment of such funds from the Lenders, together with interest, in accordance with Section 2.17 of the Credit Agreement.

      7. Handling of Collateral; Designation of Accounts.

            (a) From time to time until otherwise notified in writing by the Required Lenders, the Collateral Agent is hereby authorized to release documentation relating to Mortgage Loans to the Company against a trust receipt executed by the Company in the form of Exhibit 2 hereto (with such documents to be returned within 15 Business Days as set forth in such Exhibit 2, failing which the applicable Mortgage Loan shall cease to be Eligible Collateral). The Collateral Agent will maintain all original trust receipts in a vault, drawer or other suitable depositary with a one hour fire rating maintained in accordance with Federal Agency requirements and controlled solely by Collateral Agent. The Company hereby represents and warrants that any request by the Company for release of Collateral under this subparagraph (a) shall be solely for the purposes of correcting clerical or other non-substantial documentation problems in preparation of returning such Collateral to the Collateral Agent for ultimate sale or exchange and that the Company has requested such release in compliance with all terms and conditions of such release set forth herein and in the Credit Agreement.

            (b) Prior to the occurrence of a Default, upon delivery by the Company to the Collateral Agent of a shipping request substantially in the form of that attached hereto as Exhibit 3.B, the Collateral Agent will transmit, or cause to be transmitted, Mortgage Loans and Securities held by it or any Approved MBS Custodian as directed by the Company as follows:

                  (1) If the transmittal is of documentation for Mortgage Loans or Securities in the possession of the Collateral Agent or an Approved MBS Custodian in connection with the sale thereof to an Approved Investor, such transmittal will be under cover of a transmittal letter substantially in the form of that attached hereto as Exhibit 4 (or such other form as may be approved by the Credit Agent or required under any Federal Agency program pursuant to which

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      the relevant Mortgage Loans or Securities are being shipped) , subject to modification of such Exhibit 4 pursuant to Paragraph 7(g) hereof at the request of the Credit Agent. The Company is hereby authorized to direct the Collateral Agent from time to time to transmit the documentation for Pledged Mortgage Loans being sold to an Approved Investor along with the documentation for other mortgage loans pledged for the benefit of other lenders and being sold to the same Approved Investor pursuant to a single transmittal letter in the form of Exhibit 4 which includes the optional language bracketed in Exhibit 4 (the "Joint Transmittal Letter").

                  (2) If the transmittal is of documentation for Mortgage Loans or Securities in connection with the shipment to a custodian or trustee (including any Affiliate of the Collateral Agent) in connection with the formation of a mortgage pool supporting a Security (any such Security secured or otherwise supported by any such Mortgage Loan or Security being referred to herein as a "Warehouse-Related Security"), such transmittal will be under cover of a transmittal letter substantially in the form of that attached hereto as Exhibit 5 (or such other form as may be required if the Security is being issued under any Federal Agency program), subject to modification of such Exhibit 5 pursuant to Paragraph 7(g) hereof at the request of the Credit Agent, and, in addition, will be conditioned upon the facts that:

                        (i) If the Warehouse-Related Security is being issued
            under a Federal Agency program, there has been delivered for the Warehouse-Related Security such form as may be required under the Federal Agency program pursuant to which such Warehouse-Related Security is being issued (which form shall name the Collateral Agent or an Approved MBS Custodian (as defined below) as the subscriber and the Person to whom the Warehouse-Related Security is to be delivered);

                        (ii) If the Warehouse-Related Security is being issued
            pursuant to a program other than a Federal Agency program, there has been delivered to and acknowledged by the trustee and collateral agent or custodian for the underlying mortgage pool a letter in form substantially similar to Exhibit 5 and reasonably acceptable to the Collateral Agent;

                        (iii) The Person to whom such Warehouse-Related Security
            is to be delivered upon issuance in exchange for the Mortgage Loans or Securities being shipped is either (a) a Person approved by the Collateral Agent and the Credit Agent which has agreed to hold such Warehouse-Related Security and the proceeds of any sale or other disposition thereof as custodian, agent and bailee for the benefit of the Secured Parties pursuant to a custodial agreement substantially in the form of that attached hereto as Exhibit 6 (a "Custodial Agreement"), or (b) the Credit Agent, the Collateral Agent or an Affiliate thereof (any Person acting in such capacity being referred to herein as an "Approved MBS Custodian");

                        (iv) There has been delivered to the Approved MBS
            Custodian a letter in the form attached to the Custodial Agreement (Exhibit A to Exhibit 6 hereto); and

                        (v) At the request of the Credit Agent pursuant to
            Paragraph 7(g) hereof, any Warehouse-Related Security delivered to an Approved MBS Custodian pursuant to subparagraphs (i) through (iv) shall be in a face amount of not less than the amount of the Borrowing Base which is attributable to the Mortgage Loans so delivered in exchange for such Warehouse-Related Security.

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In no event shall the Collateral Agent have any obligation to obtain written acknowledgement of receipt from the addressee of any transmittal letter or other communication sent by the Collateral Agent hereunder.

            (c) All amounts payable on account of the sale of Pledged Items (including, but not limited to, a sale pursuant to a repurchase agreement) will be instructed to be paid directly by the purchaser to the Cash and Collateral Account or, in the case of Pledged Securities delivered to an Approved MBS Custodian, to a demand deposit account maintained with such Approved MBS Custodian (a "Custodian Settlement Account") and, thereafter, to the Cash and Collateral Account or the Settlement Account, as provided in the applicable Custodial Agreement. Pursuant to Paragraph 3 above the Company has granted a security interest in and lien upon the Settlement Account, the Cash and Collateral Account and in all Custodian Settlement Accounts and in any and all amounts at any time held therein as collateral security for the benefit of the Secured Parties. This Paragraph 7(c) shall constitute notice to the Collateral Agent and any Approved MBS Custodian of such security interest pursuant to the Uniform Commercial Code of all relevant jurisdictions and any other law or regulation requiring such notice. This Paragraph 7(c) shall further constitute irrevocable notice to the Collateral Agent and any Approved MBS Custodian that the accounts referred to in Paragraph 4(f) above are "no access" accounts to the Company and the Collateral Agent except to the extent expressly permitted hereunder. The Collateral Agent shall hold such security interest in and lien upon the accounts referred to in Paragraph 4(f) above and all funds at any time held therein for the benefit of the Secured Parties with all rights of a secured party under the Uniform Commercial Code of all relevant jurisdictions.

            (d) Prior to the occurrence of a Default, the Collateral Agent and any Approved MBS Custodian shall take such steps as they may be reasonably directed from time to time by the Company in writing which are not inconsistent with the provisions of this Security Agreement and the other Credit Documents and which the Company deems necessary to enable the Company to perform and comply with Approved Investor Commitments and with other agreements for the sale or other disposition in whole or in part of Mortgage Loans and Securities.

            (e) The Collateral Agent may deliver any item of Collateral to the Company or any other Person in accordance with the provisions of the Credit Documents; provided, however, that the Collateral Agent shall not deliver and shall incur no liability to the Company or any other Person for refusing to deliver any item of Collateral to the Company or any other Person (other than under existing Approved Investor Commitments) while a Default exists if the Collateral Agent has been directed to refrain from so delivering Collateral by the Required Lenders.

            (f) In addition to the releases of Collateral provided for in the preceding subparagraphs of this Paragraph 7, upon the request of the Company delivered from time to time to the Credit Agent and the Collateral Agent, the Collateral Agent shall, with the prior written approval of the Credit Agent, release Collateral specified in such notice from the lien of this Security Agreement. The Credit Agent shall give its approval of such release if, but only if, (i) at the time of such release no Default exists and no notice of a Default has been issued that has not been cured, (ii) any payment under Section 2.8 of the Credit Agreement which may be required as a result of such release has been made so that the release of such Collateral will not create a violation of any Lending Sublimit or Borrowing Base Sublimit, and (iii) if the Collateral to be released is Pledged Servicing, such release is made in connection with the sale of such Pledged Servicing by the Company; provided, however, that the Collateral Agent may release Collateral while a Default exists or while a notice of Default has been issued but not cured if such release is in connection with the sale of Collateral pursuant to an existing Approved Investor Commitment with the proceeds of such sale being deposited in the Cash and Collateral Account or the Settlement Account. The Collateral Agent is authorized to execute and deliver to the Company, on behalf of the Secured Parties, such UCC-3 partial release forms or other evidence as may be required of any release permitted hereunder.

            (g) Notwithstanding the provisions of Paragraph 7(b) above, the Credit Agent may, at any time, require that the following modifications be made to all of its transmittal letters or only to transmittal letters to certain Approved Investors designated by the Credit Agent:

                        (i) The second sentence of the second full paragraph of
            the form of whole loan sale transmittal letter attached hereto as
            Exhibit 4 shall be deleted and replaced with the following sentence:

                  "Each of the Mortgage Loans is subject to a security interest in favor of LaSalle Bank National Association (the "Collateral Agent") on behalf of the Secured Parties, which security interest shall be automatically released upon your remittance of an amount equal to the greater of (1) the purchase price for such Mortgage Loans (as set forth on the schedule attached hereto), and (2) $________, which is the mortgage collateral value assigned by the Collateral Agent to such Mortgage Loans. Such amount shall be remitted by wire transfer to the following account:"

            in which case the amount to be inserted in the blank in clause two of such revised provision shall be an amount equal to the amount of the Borrowing Base which is attributable to the Mortgage Loans being delivered pursuant to the transmittal letter;

                        (ii) The second sentence of the second full paragraph of
            the form of warehouse related security transmittal letter attached hereto as Exhibit 5 shall be deleted and replaced with the following sentence:

                  "Each of the Mortgage Loans is subject to a security interest in favor of LaSalle Bank National Association (the "Collateral Agent") for the benefit of the Secured Parties, which security interest shall be automatically released upon the issuance of the Warehouse-Related Security in accordance with the terms of the prescribed GNMA, FNMA or FHLMC form enclosed herewith, which form shall name a person designated by the Collateral Agent as the person to whom the Warehouse-Related Security is to be delivered and require that the principal amount of the Warehouse Related Security be in an amount not less than $______________, which is the mortgage collateral value assigned by the Collateral Agent to such Mortgage Loans.", in which case the amount to be inserted in the blank in such revised provision shall be an amount equal to the amount of the Borrowing Base which is attributable to the Mortgage Loans being delivered pursuant to the transmittal letter.

      8. Reports. The Collateral Agent shall deliver (a) the Borrowing Base Report to the Credit Agent at the times and in the manner set forth in Paragraph 6(a) above, (b) a Borrowing Base Report to the Company and each Lender on or before the seventh day of each month, and (c) to the Credit Agent and any Lender which makes a written request therefor, such other reports and information as any Lender may from time to time reasonably request. In preparing any such reports the Collateral Agent shall be entitled to rely, without independent investigation (other than the review steps described on Exhibit 1 hereto), on information supplied to the Collateral Agent by the Company. The Collateral Agent may, with the approval of the Company and the Credit Agent, alter the format of any report required hereunder, provided such modified report contains the same information previously furnished in the unmodified report.

      9. No Reliance. The Collateral Agent shall not be responsible to any Secured Party for any recitals, statements, representations or warranties contained herein or in any other Credit Document; or for the execution, effectiveness, genuineness, validity, enforceability, collectability, accuracy, completeness or sufficiency of this Security Agreement or any other Credit Document or instruments executed and delivered, or which could have been executed or delivered, in connection with this Security Agreement or the other Credit Documents, including, without limitation, the attachment, creation, effectiveness or perfection of the security interests granted or purported to be granted hereunder in and to the Collateral.

      10. Intentionally Omitted.

      11. Availability of Documents. The Secured Parties and their agents, accountants, attorneys and auditors (each an "Inspecting Party") will be permitted from time to time upon not less than three Business Days' written notice to the Collateral Agent and the Company, and at such time as may be mutually acceptable to such Inspecting Party, the Collateral Agent and the Company to examine (to the extent permitted by applicable law) the files, documents, records and other papers in the possession or under the control of the Collateral Agent relating to any or all Collateral and to make copies thereof. Any such activity will be at the cost and expense of the Secured Party requesting such access, except that following the occurrence of a Default, all reasonable out-of-pocket costs and expenses associated with the exercise by a Secured Party of its rights under this Paragraph 11 shall be promptly paid by the Company upon demand of the Credit Agent.

      12. Representations and Warranties. The Company hereby represents and warrants that: (a) the Company is the sole owner of the Collateral (or, in the case of after-acquired Collateral, at the time the Company acquires rights in the Collateral, will be the sole owner thereof), subject only to the rights of Approved Investors under the Approved Investor Commitments; (b) except for security interests in favor of the Collateral Agent for the benefit of the Secured Parties hereunder, no Person has (or, in the case of after-acquired Collateral, at the time the Company acquires rights therein, will have) any right, title, claim or interest in, against or to the Collateral and, in any event, so long as the Collateral Agent complies with the procedures relating to possession of Collateral set forth in this Security Agreement, the Collateral Agent shall have a perfected, first priority security interest therein for the benefit of the Secured Parties; (c) no consent of any Person is required that has not been obtained for the granting of the security interests provided for herein, nor will any consent be required for the Collateral Agent to exercise its rights under this Security Agreement in accordance with the terms of this Security Agreement; (d) to the best of the Company's knowledge, all information heretofore, herein or hereafter supplied to the Collateral Agent or to any Lender by or on behalf of the Company with respect to the Collateral is or will be accurate and complete; (e) the Approved Investor Commitments covering such Collateral may be collaterally assigned to the Collateral Agent as described herein; and (f) each Mortgage Loan and Security shall be, at all dates included in the computation of the value of the Borrowing Bases, Eligible Collateral.

      13. Covenants of the Company. The Company hereby agrees: (a) to procure, execute and deliver from time to time any endorsements, assignments, financing statements and other writings reasonably deemed necessary or appropriate by the Collateral Agent or the Credit Agent to perfect, maintain and protect the Collateral Agent's or Credit Agent's security interest hereunder and the priority thereof and to deliver promptly to the Collateral Agent or Credit Agent all originals of any Collateral or proceeds thereof consisting of chattel paper or instruments; (b) not to surrender or lose possession of

(other than to the Collateral Agent), sell, encumber, or otherwise dispose of or transfer, any Collateral or right or interest therein other than shipment of Mortgage Loans and Securities under Approved Investor Commitments and as otherwise permitted under Paragraph 7 above and as otherwise permitted by the Credit Agreement; (c) except as otherwise contemplated in any Custodial Agreement, not to grant to any Federal Agency or Approved Investor any other security interest in any Collateral, or otherwise acknowledge the creation of any ownership rights of any Federal Agency or Approved Investor with respect to any Collateral unless and until the Credit Agent has received the proceeds of such Collateral as described herein; (d) at all times to account fully for and promptly to deliver to the Collateral Agent or the Credit Agent, in the form received, all Collateral or proceeds thereof received, endorsed to the Collateral Agent or Credit Agent or in blank as appropriate and accompanied by such assignments and powers, duly executed, as the Collateral Agent or the Credit Agent shall reasonably request, and until so delivered all Collateral and proceeds thereof shall be held in trust for the Collateral Agent or Credit Agent for the benefit of the Secured Parties, separate from all other property of the Company and identified as the property of the Collateral Agent for the benefit of the Secured Parties; (e) to keep accurate and complete records of the Collateral and at any reasonable time and at the Company's expense, upon demand by the Collateral Agent or the Credit Agent, to exhibit to and allow inspection of the Collateral and the records, reports and information concerning the Collateral by the Collateral Agent or Credit Agent (or Persons designated by the Collateral Agent or Credit Agent); (f) to keep the records concerning the Collateral at the location(s) set forth in Paragraph 25 below and not to remove the records from such location(s) without the prior written consent of the Collateral Agent and the Credit Agent; (g) not to materially modify, compromise, extend, rescind or cancel any deed of trust, mortgage, note or other document, instrument or agreement connected with any Mortgage Loan pledged under this Security Agreement or any document relating thereto or connected therewith or consent to a postponement of strict compliance on the part of any party thereto with any term or provision thereof in any material respect (except to the extent
(i) any such action is permissible in accordance with Federal Agency rules and regulations, (ii) the ability to sell any affected Mortgage Loans to an Approved Investor is not thereby diminished, and (iii) the value of such Collateral is not thereby diminished); (h) to keep the Collateral insured against loss, damage, theft, and other risks customarily covered by insurance, and such other risks as the Collateral Agent or the Credit Agent may reasonably request; (i) to do all acts that a prudent investor would deem necessary or desirable to maintain, preserve and protect the Collateral; (j) not knowingly to use or permit any Collateral to be used unlawfully or in violation of any provision of this Security Agreement, the Credit Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral; (k) to pay (or require to be paid) prior to their becoming delinquent all taxes, assessments, insurance premiums, charges, encumbrances and liens now or hereafter imposed upon or affecting any Collateral except as otherwise permitted in the Credit Agreement; (l) to notify the Collateral Agent and the Credit Agent before any such change shall occur of any change in the Company's name, identity or structure through merger, consolidation or otherwise; (m) to appear in and defend, at the Company's cost and expense, any action or proceeding which may affect its title to or the Collateral Agent's interest for the benefit of the Secured Parties in the Collateral; and (n) to comply in all material respects with all laws, regulations and ordinances relating to the possession, operation, maintenance and control of the Collateral. Notwithstanding the foregoing, (1) the requirements of clauses (g), (k) and (m) shall not apply to any Collateral which is not required to be included in the computation of the value of any of the Borrowing Bases in order for the Company to be in compliance with the requirements of the Credit Agreement unless failure to comply with the requirements of said subparagraphs would have an adverse effect on the Collateral which is included in such computation, and (2) the failure of the Company to comply with its obligations under this Paragraph 13 with respect to any Pledged Item shall cause such Pledged Item to cease to qualify as Eligible Collateral.

      14. Collection of Collateral Payments.

            (a) The Company shall, at its sole cost and expense, use its best efforts to obtain payment, when due and payable, of all sums due or to become due with respect to any Collateral ("Collateral Payments" or a "Collateral Payment"), consistent with all requirements of law and contractual obligations binding upon the Company. Upon the request of the Credit Agent while a Default exists, the Company will notify and direct any party who is or might become obligated to make any Collateral Payment, to make payment thereof to the Credit Agent at such address as the Credit Agent may designate. The Company will reimburse the Credit Agent promptly upon demand for all out-of-pocket costs and expenses, including reasonable attorneys' fees and litigation expenses, incurred by the Credit Agent in seeking to collect any Collateral Payment.

            (b) Following the occurrence of a Default, upon the request of the Credit Agent the Company will transmit and deliver to the Credit Agent, forthwith upon receipt and in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed where required so that such items may be collected by the Credit Agent) which may be received by the Company at any time as payment on account of any Credit Payment and if such request shall be made, until delivery to the Credit Agent, such items will be held in trust for the Credit Agent for the benefit of the Secured Parties and will not be commingled by the Company with any of its other funds or property. Thereafter, the Credit Agent is hereby authorized and empowered to endorse the name of the Company on any check, draft or other instrument for the payment of money received by the Credit Agent on account of any Collateral Payment if the Credit Agent believes such endorsement is necessary or desirable for purposes of collection.

            (c) The Company hereby agrees to indemnify, defend and save harmless the Collateral Agent and the Credit Agent and their respective agents, officers, employees and representatives from and against all reasonable liabilities and expenses on account of any adverse claim asserted against the Collateral Agent or the Credit Agent relating to any moneys received by the Collateral Agent or the Credit Agent on account of any Collateral Payment (other than as a direct result of the gross negligence or willful misconduct of the Collateral Agent or the Credit Agent) and such obligation of the Company shall continue in effect after and notwithstanding the discharge of the Secured Obligations and/or the release of the security interest granted in Paragraph 3 above.

      15. Authorized Action by Collateral Agent. The Company hereby irrevocably appoints the Collateral Agent as its attorney-in-fact to do (but the Collateral Agent shall not be obligated to and shall incur no liability to the Company or any third party for failure so to do) from time to time while a Default exists, at the written request and direction of the Required Lenders, any act which the Company is obligated by this Security Agreement to do, and to exercise such rights and powers as the Company might exercise with respect to the Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) insure, process, service and preserve the Collateral; (c) transfer the Collateral to the Collateral Agent's own or its nominee's name; and (d) make any compromise or settlement, and take any other action it deems advisable with respect to the Collateral. Notwithstanding anything contained herein, in no event shall the Collateral Agent be required to make any presentment, demand or protest, or give any notice, and the Collateral Agent need not take any action to preserve any rights against any prior party or any other person in connection with the Secured Obligations or with respect to the Collateral.

      16. Default and Remedies.

            (a) While a Default exists, the Collateral Agent shall at the written request and direction of the Credit Agent on behalf of the Required Lenders, without notice to or demand upon the Company: (i) foreclose or otherwise enforce the Collateral Agent's security interest for the benefit of the Secured Parties in the Collateral in any manner permitted by law or provided for hereunder; (ii) sell or otherwise dispose of the Collateral or any part thereof at one or more public or private sales or at any broker's board or on any securities exchange, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery (provided that the Required Lenders have approved the terms of any sale on credit or for future delivery) and without assumption of any credit risk, on such terms and in such manner as the Collateral Agent may determine; (iii) require the Company to assemble the Collateral and/or books and records relating thereto and make such available to the Collateral Agent at a place to be designated by the Collateral Agent; (iv) enter into property where any Collateral or books and records relating thereto are located and take possession thereof with or without judicial process; and
(v) prior to the disposition of the Collateral, prepare it for disposition in any manner and to the extent the Collateral Agent deems appropriate. Whether or not the Collateral Agent exercises any right given pursuant to this Paragraph 16, upon the occurrence of any Default, the Collateral Agent on behalf of the Secured Parties shall have as to any Collateral all other rights and remedies provided for herein and all rights and remedies of a secured party under the Illinois Uniform Commercial Code and, in addition thereto and not in lieu thereof, all other rights or remedies at law or in equity existing or conferred upon the Collateral Agent on behalf of the Secured Parties by other jurisdictions or other applicable law or given to the Collateral Agent on behalf of the Secured Parties pursuant to any security agreement, other instrument or agreement heretofore, now, or hereafter given as security for the Company's obligations hereunder.

            (b) The Collateral Agent is authorized, at any such sale, if it deems it advisable so to do, to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing for their own account, for investment, and not with a view to the distribution or sale of any of the Collateral. Upon any sale or other disposition pursuant to this Security Agreement, the Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral or portion thereof so sold or disposed of and all proceeds thereof shall, as set forth in Paragraph 17 below, be promptly transmitted to the Credit Agent for allocation to the Secured Parties in accordance with the Credit Agreement. Each purchaser at any such sale or other disposition shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of the Company, and the Company specifically waives (to the extent permitted by law) all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted. The Collateral Agent shall give the Company only such notice and shall publish such notice as may be required by the Illinois Uniform Commercial Code or by other applicable law of the intention to make any such public or private sale or sale at broker's board or on a securities exchange. Any such public sale shall be held at such time or times within the ordinary business hours and at such place or places permitted by the Illinois Uniform Commercial Code. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine. The Collateral Agent may adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery (the terms of which shall be approved by the Required Lenders), (i) the Collateral so sold may be retained by the Collateral Agent until the selling price is paid by the purchaser thereof,
(ii) none of the Secured Parties shall incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold, and
(iii) in case of any such failure, such Collateral may again be sold as provided herein. Nothing contained in this Security Agreement shall prohibit any Lenders from purchasing the Collateral at such sale.

            (c) The Company hereby appoints the Collateral Agent as the Company's attorney-in-fact, effective as of the date of any Unmatured Default (and during the continuance thereof) for the purpose of taking all actions on behalf of the Company contemplated or required under the terms of the Acknowledgement Agreements with respect to Pledged Servicing and executing any instruments which the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of the Company representing any payment on account of the principal of or interest on any of the Mortgage Loans covered by such Pledged Servicing or on account of the terms of the Servicing Agreements governing such Pledged Servicing and to give full discharge for the same. Furthermore, notwithstanding anything herein to the contrary, with respect to any Collateral covered by an executed Acknowledgement Agreement, the Collateral Agent is authorized to carry out and comply with, and the Company approves and acknowledges, all requirements regarding such a sale set forth therein or as may otherwise be imposed by the counterparty to such an Acknowledgement Agreement and agrees that such a sale in accordance with the requirements of an Acknowledgement Agreement is commercially reasonable.

      17. Disposition of Proceeds. "Net Proceeds" shall mean the proceeds realized upon the sale or other disposition of any Collateral after deducting therefrom the payment of the costs and expenses of such sale or disposition, including (i) reasonable compensation to the Collateral Agent's and Credit Agent's agents and counsel, and all expenses, liabilities and advances made or incurred by any Secured Party acting on instructions of the Required Lenders, and (ii) with respect to the Pledged Servicing, the payment of any amounts due by the Company to FNMA or FHLMC, as the case may be, as a condition to the transfer of the Company's interest in any such Servicing Agreements pursuant to the terms of such Servicing Agreements, including without limitation all amounts described in the Acknowledgement Agreements. All such costs and expenses shall be deducted from the proceeds directly related thereto. The Collateral Agent shall distribute the Net Proceeds to the Credit Agent for the benefit of the Secured Parties.

      18. Waiver. No Secured Party shall incur any liability as a result of the sale of the Collateral, or any part thereof, at any public or private sale. The Company hereby waives any claims it may have against any Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations then outstanding.

      19. The Collateral Agent.

            (a) Collateral Agent's Fee. Compensation of the Collateral Agent for its services hereunder and reimbursement for any expenses incurred by it in the performance of its duties hereunder shall be paid by the Company pursuant to a separate fee schedule previously delivered by the Collateral Agent to the Company (the "Fee Schedule"). The Collateral Agent shall notify the Company of all extraordinary fees, costs and expenses of the Collateral Agent directly relating to the Collateral Agent's performance of this Security Agreement, and such extraordinary fees, costs and expenses shall be paid promptly by the Company or, if already paid by the Collateral Agent, the Company promptly shall reimburse the Collateral Agent therefor. For the purposes of this provision, extraordinary fees, costs and expenses shall include all fees, costs and expenses incurred by the Collateral Agent in performance of this Security Agreement which are not otherwise expressly covered by the Fee Schedule, including, without limitation, expenses of legal counsel to the Collateral Agent and the fees and expenses of the Collateral Agent undertaking any activity described in Paragraphs 14, 15 and 16 above or procedures related to reviewing of documents listed on Schedule B or in furnishing any additional reports and information reasonably requested by the Credit Agent or any Lender pursuant to clause (c) of Paragraph 8 above.

            (b) Actions by the Collateral Agent. The obligations of the Collateral Agent hereunder are only those expressly set forth herein. The Collateral Agent shall be entitled to (but shall not be obligated to) take or refrain from taking any discretionary powers or actions under this Security Agreement or any other Credit Document unless and until the Collateral Agent shall have received the written direction to take or refrain from taking such action from the Required Lenders (or all of the Lenders with respect to actions which require unanimous approval of the Lenders). The Collateral Agent shall not be required to take any action hereunder if it shall reasonably determine that by so doing it may incur criminal or civil liability.

            (c) Consultation with Experts. The Collateral Agent may consult with legal counsel (who may be counsel for the Company), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts; provided, however, that the Collateral Agent shall consult counsel for the Company only with regard to information about the Company and shall not request legal advice from such counsel.

            (d) Liability of Collateral Agent.

               (1) Neither the Collateral Agent, its Affiliates nor any of its directors, officers, agents, or employees shall be liable for any action taken or not taken by it in connection herewith (i) with the consent or at the request of the Required Lenders or (ii) in the absence of its own gross negligence or willful misconduct. Furthermore, in no event shall the Collateral Agent or its Affiliates, directors, officers, agents, and employees be held liable for any special, indirect, punitive or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages.

               (2) The Collateral Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex or similar writing) or telephone communication believed by it to be genuine or, in the case of a writing, to be signed by the proper party or parties.

               (3) Except as provided in Paragraph 5 above, the Collateral Agent shall not be under a duty to examine into or pass upon the validity, effectiveness, genuineness or value of the Collateral or any other instrument or document furnished pursuant thereto or thereunder, and Collateral Agent shall be entitled to assume that the same are valid, effective and genuine in what they purport to be.

            (e) Indemnification. The Company agrees to indemnify and hold the Collateral Agent and its directors, officers, agents, and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever, including reasonable attorneys' fees, that may be imposed on, incurred by, or asserted against the Collateral Agent or its affiliates, directors, officers, agents, or employees, in anyway relating to or arising out of this Agreement or any action taken or not taken by the Collateral Agent or its permitted successors and assigns under this Agreement unless such liabilities, obligations, losses, damages, penalties, actions, judgments suits, costs, expenses, or disbursements were imposed on, incurred by or asserted against the Collateral Agent because of the breach by the Collateral Agent of its obligations under this Agreement, which breach was caused by the gross negligence, lack of good faith, or willful misconduct on the part of the Collateral Agent or any of its affiliates, directors, officers, agents, or employees. The foregoing indemnification shall survive any termination or expiration of this Agreement or the resignation or removal of the Collateral Agent. Subject to the limitations set forth below, the Lenders shall indemnify the Collateral Agent (to the extent not reimbursed by the Company) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from the Collateral Agent's gross negligence or willful misconduct) that the Collateral Agent may suffer or incur in connection with this Security Agreement or any action taken or omitted by the Collateral Agent hereunder (the "Indemnified Amount"). Any Indemnified Amount due to the Collateral Agent shall be paid by the Lenders pro rata in accordance with their respective shares of the Secured Obligations outstanding at the time the Collateral Agent incurred such liability. The provisions of this Paragraph 19(e) shall survive the termination of this Security Agreement.

            (f) Knowledge of Defaults. The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of a Default unless the Collateral Agent has received notice from a Secured Party or the Company referring to a Credit Agreement or this Security Agreement describing such Default and stating that such notice is a "Notice of Default." Following receipt of a Notice of Default, the Collateral Agent shall assume that the Default is continuing until the Collateral Agent receives written information to the contrary from the Credit Agent.

            (g) Reports. The Collateral Agent may, at its option with the approval of the Company and the Credit Agent, alter the format of any report required hereunder, provided such modified report contains the same information previously furnished in the unmodified report.

            (h) Other Transactions with Company. The Collateral Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with, the Company or any Subsidiary or Affiliate of the Company as if it were not the Collateral Agent hereunder.

            (i) Resignation/Removal. The Collateral Agent may resign at any time by giving 90 days prior written notice thereof to the Lenders and the Company. The Collateral Agent also agrees to resign within 90 days after written notice by the Company requesting the resignation of the Collateral Agent provided that no Default has occurred and is continuing at the time of such request. In addition, in the event the Collateral Agent fails to perform its obligations under this Security Agreement in any material manner and fails to correct its performance within 30 days of receipt of written notice of such failure given by the Credit Agent at the request of not less than the Required Lenders, then the Collateral Agent may be removed upon 30 days written notice given by the Credit Agent at the direction of not less than the Required Lenders. Upon any such resignation or removal: (i) so long as there has not occurred and is continuing a Default, the Company shall appoint (which appointment shall be subject to the approval of the Required Lenders, such approval not to be unreasonably withheld or delayed), a successor agent for such Collateral Agent, and (ii) following the occurrence and during the continuance of a Default, the Required Lenders shall appoint a successor agent for such Collateral Agent who is in the business of acting as a collateral agent for mortgage warehouse lenders as a part of its regular business. Following the appointment and acceptance of a successor Collateral Agent, the Collateral shall be transferred to the new Collateral Agent within 30 days after such acceptance. If the Company and/or the Required Lenders, as applicable, are unable to agree on the appointment of a successor agent by a date 10 days prior to the effective date of such resignation or removal, the retiring Collateral Agent shall appoint a successor Collateral Agent who is in the business of acting as a collateral agent for mortgage warehouse lenders as a part of its regular business. After the appointment of a successor Collateral Agent and the successor's acceptance of such appointment, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations under this Security Agreement; provided, however, that the retiring Collateral Agent shall not be discharged from any liability as a result of its or its directors', officers', agents' or employees' gross negligence or willful misconduct in connection with the performance of its duties and obligations under this Security Agreement prior to the effective date of its resignation or removal. Notwithstanding the foregoing, the Collateral Agent shall continue to hold the Pledged Items and the security interest created hereunder for the benefit of the Secured Parties until such Pledged Items and security interest have been effectively transferred to the successor agent. After the resignation or removal of any Collateral Agent hereunder, the provisions of this Security Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Collateral Agent under this Security Agreement.

            (j) Representations and Warranties. The Collateral Agent hereby represents and warrants:

                  (1) The Collateral Agent is a national banking association validly existing, in good standing and authorized to exercise its powers, rights and privileges and is qualified to do business in all jurisdictions where necessary, and has all requisite power and authority to perform all of its obligations under this Security Agreement;

                  (2) The execution, delivery and performance by the Collateral Agent of this Security Agreement and all documents required hereby to be executed by the Collateral Agent have been duly authorized by all necessary corporate action and do not and will not violate any existing provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Collateral Agent; and

                  (3) This Security Agreement and all documents required hereby to be executed by the Collateral Agent have been duly executed and delivered by the Collateral Agent.

            (k) Tax Returns. The Collateral Agent shall not be responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Security Agreement, other than for the Collateral Agent's compensation or for reimbursement of expenses.

            (l) Deemed Notification. Any other provision of this Security Agreement to the contrary notwithstanding, the Collateral Agent shall have no notice, and shall not be bound by any of the terms and conditions of any other document or agreement executed or delivered in connection with, or intended to control any part of, the transactions anticipated by or referred to in this Security Agreement unless the Collateral Agent is a signatory party to that document or agreement. Notwithstanding the foregoing sentence, the Collateral Agent shall be deemed to have notice of the terms and conditions (including without limitation definitions not otherwise set forth in full in this Security Agreement) of other documents and agreements executed or delivered in connection with, or intended to control any part of, the transactions anticipated by or referred to in this Security Agreement, to the extent such terms and provisions are referenced, or are incorporated by reference, into this Security Agreement only as long as the Company or the Credit Agent shall have provided a copy of any such document or agreement to the Collateral Agent.

            (m) Business Qualification. Nothing in this Security Agreement shall be deemed to impose on the Collateral Agent any duty to qualify to do business in any jurisdiction, other than (i) any jurisdiction where any Collateral documents are or may be held by the Collateral Agent from time to time hereunder, and (ii) any jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have a material adverse effect on the Collateral Agent or its property or business or on the ability of the Collateral Agent to perform it duties hereunder.

            (n) Verification of Signatures. Under no circumstances shall the Collateral Agent be obligated to verify the authenticity of any signature on any of the documents received or examined by it in connection with this Security Agreement or the authority or capacity of any person to execute or issue such document.

            (o) Verification of Payment. The Collateral Agent shall have no duty to ascertain whether or not any cash amount or payment has been received by the Company, the Credit Agent or any third person.

            (p) Collateral Agent Expenditures. No provision of this Security Agreement shall require the Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights and powers, if, in its sole judgment, it shall believe that repayment of such funds or adequate indemnity against such risk or liability is not assured to it.

            (q) Merger or Consolidation. Any entity into which the Collateral Agent may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Collateral Agent shall be a party, or any entity succeeding to the business of the Collateral Agent, shall be the successor of the Collateral Agent hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            (r) Affiliates. The Company and the Credit Agent agree that the Collateral Agent may execute any of its duties under this Security Agreement through any of its agents, attorneys-in-fact, or Affiliates. Any such agent, attorney-in-fact, or Affiliate (and such Affiliate's directors, officers, agents and employees) which performs duties in connection with this Security Agreement shall be entitled to the same benefits of the indemnification, waiver and other protective provisions to which the Collateral Agent is entitled under this Security Agreement. In particular, to the extent the Collateral Agent is directed to or may exercise any rights or remedies with respect to this Security Agreement or any other Credit Document, the Collateral Agent may appoint agents to exercise any such rights or remedies on behalf of the Collateral Agent. The Collateral Agent may also assign its rights and obligations under this Agreement, in whole or in part, to any Affiliate; however, Collateral Agent agrees to notify Company and Credit Agent of any such assignment.

            (s) Force Majeure. The Collateral Agent shall not be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include, but not be limited to, acts of God, strikes, lockouts, riots, acts or war or terrorism, epidemics, nationalization, expropriation, currency restrictions, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

      20. Confidentiality. The Collateral Agent agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all non-public information provided to it by the Company or by any other party on the Company's behalf in connection with this Security Agreement or the other Credit Documents and agrees and undertakes that neither it nor any of its Affiliates shall disclose any such information for any purpose or in any manner other than pursuant to the terms contemplated by this Security Agreement or the other Credit Documents. The Collateral Agent may disclose such information (1) to any Secured Party, (2) at the request of any regulatory authority or in connection with an examination of the Collateral Agent or any of its Affiliates by any such authority, (3) pursuant to subpoena or other court process, (4) when required to do so in accordance with the provisions of any applicable law, (5) at the express direction of any other governmental authority of any State of the United States of America or of any other jurisdiction in which the Collateral Agent or any of its Affiliates conducts its business, (6) to the Collateral Agent's or any of its Affiliates' independent auditors, attorneys and other professional advisors, (7) if such information has become public other than through disclosure by the Collateral Agent or any of its Affiliates or any Lender, and (8) in connection with any litigation involving the Collateral Agent or any of its Affiliates. The Collateral Agent shall give the Company prior written notice of any disclosure pursuant to clause (2), (3), (4) or (5) of the preceding sentence unless the Collateral Agent is prohibited from doing so by the party requesting such information. Notwithstanding the foregoing, the Company authorizes the Collateral Agent to disclose to any lending institution proposed by the Company to become a Lender under the Credit Agreement or any prospective or actual Participants such financial and other information in its possession (i) which has been delivered to the Collateral Agent pursuant to the Credit Documents or which has been delivered to the Collateral Agent by the Company prior to entering into the Credit Documents or (ii) which is reasonably necessary to effectuate the purposes of the Credit Agreement and this Security Agreement, provided that unless otherwise agreed by the Company, such lending institution or Participant shall agree in writing to keep such information confidential to the same extent required of the Collateral Agent hereunder.

      21. Voting of Debtholders. In all cases in which this Security Agreement requires the consent, approval or direction of the Required Lenders or all of the Lenders with respect to any action, the Credit Agent shall be responsible for determining whether the Lenders have given such consent, approval or direction and shall notify the Collateral Agent thereof in writing. The Collateral Agent shall be entitled to rely without independent verification upon the information supplied by the Credit Agent with respect to any consent, approval or direction of the Required Lenders (or all of the Lenders with respect to actions which require unanimous approval of the Lenders).

      22. Binding Upon Successors. All rights of the Collateral Agent and the Secured Parties under this Security Agreement shall inure to the benefit of the Collateral Agent and the Secured Parties and their successors and assigns. This Security Agreement shall not be assignable by the Company without the consent of all Lenders.

      23. Entire Agreement; Severability. This Security Agreement contains the entire security agreement and collateral agency agreement with respect to the Collateral among the Secured Parties and the Company and supersedes all prior written or oral agreements and understandings relating thereto. All waivers by the Company provided for in this Security Agreement have been specifically negotiated by the parties with full cognizance and understanding of their rights. If any of the provisions of this Security Agreement shall be held invalid or unenforceable, this Security Agreement shall be construed as if not containing such provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

      24. Choice of Law. This Security Agreement shall be construed in accordance with and governed by the laws of the State of Illinois. Where applicable and except as otherwise defined herein, terms used herein shall have the meanings given them in the Illinois Uniform Commercial Code.

      25. Place of Business; Records. The Company represents and warrants that its principal place of business and chief executive office is at the address set forth beneath its signature below, and that its books and records concerning the Collateral are kept at its principal place of business and chief executive office. The Company shall not change its principal place of business and chief executive office without 30 days' prior written notice to the Credit Agent and the Collateral Agent.

      26. Notice. Except where instructions or notices are expressly authorized elsewhere in this Security Agreement to be given by telephone or by other means of transmission, all instructions, notices and other communications to be given to any party hereto shall be in writing and shall be personally delivered or sent by certified mail, postage prepaid, private delivery service or by facsimile, and shall be deemed to be given for purposes of this Security Agreement on the day (or at the time of day, if applicable) when actually received by the intended party at its address or facsimile or telephone number as set forth following its signature below (or as such party may specify to the other parties in writing).

      27. Waiver of Jury Trial.

          EACH PARTY TO THIS SECURITY AGREEMENT HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY CREDIT DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

          EXECUTED the day and year first above written.

                       PULTE MORTGAGE LLC

                       By: __________________________________________________
                       Name: David Bruining
                       Title: Senior Vice President and CFO

                       Address for Notices:

                       7475 South Joliet Street
                       Englewood, Colorado  80112
                       Attn:  Chief Financial Officer
                       Telephone No.: (303) 493-2900
                       Facsimile No.: (303) 493-4900

                       JPMORGAN CHASE BANK, N.A., a national banking association, as Credit Agent

                       By: _________________________________________________
                       Name: R. Britt Langford
                       Title: Senior Vice President

                       Address for notices:

                       707 Travis Street, 6N91
                       Houston, TX  77002
                       Attn: R. Britt Langford, Senior Vice President

                       Telephone No.: (713) 216-2301
                       Facsimile No.: (713) 216-1567

                      LASALLE BANK NATIONAL ASSOCIATION, as Collateral Agent

                      By:________________________________
                      Name: _____________________________
                      Title: ____________________________


                      Address for Notices:

                      ___________________________________
                      ___________________________________
                      ___________________________________
                      Attn: _____________________________
                      Phone: ____________________________
                      Fax: ______________________________

                             EXHIBITS AND SCHEDULES
                                       TO
                               SECURITY AGREEMENT

SCHEDULE                                DOCUMENT
--------          --------------------------------------------------------------
   A              Required Mortgage Documents

   B              Additional Required Mortgage Documents

   C              Form of Borrowing Base Report

EXHIBIT                                 DOCUMENT
--------          --------------------------------------------------------------
  1               Required Review Steps

  2               Form of Company Trust Receipt

  3.A             Form of Gestation Request

  3.B             Form of Shipping Request

  4               Form of Whole Loan Sale Transmittal Letter

  5               Form of Warehouse-Related MBS Transmittal

  6               Form of Custodial Agreement

  7               Form of Collateral Transmittal - Initial Mortgage Information

                                                                      SCHEDULE A
                                                           TO SECURITY AGREEMENT

                           REQUIRED MORTGAGE DOCUMENTS

1. Original of mortgage note executed in favor of the Company (with a complete series of endorsements from the original payee thereof, through any subsequent holders to the Company if purchased by the Company) and endorsed by an authorized signatory of the Company in blank.

2. Recorded Mortgage or deed of trust securing the above mortgage note. In lieu of a recorded document, the Collateral Agent may accept a copy certified as being out for recordation by the escrow company, title insurance company or closing agent, or an authorized signatory of the Company.

3. Assignment of the mortgage or deed of trust by the Company or the Mortgage Electronic Registration Service as nominee of the Company (in such capacity, "MERS") in blank as to the identity of the assignee, which must be an original and must be in recordable form, together with the original or a copy, certified by the records office or escrow or title insurance company or the Company or MERS (in the case of a copy), of a proper assignment or assignments (including any interim assignments) of the related mortgage or deed of trust from the original holder, through any subsequent transferees, to the Company or MERS and, if any, all powers of attorney (certified copy) related to such documents. Notwithstanding the foregoing, the Company shall not be required to deliver such a blank assignment containing the specific information regarding the related mortgage or deed of trust needed for recordation for any mortgage or deed of trust held by MERS so long as the Company has delivered to and maintains with the Collateral Agent (A) a supply of not less than 3,500 executed, non-specific assignments which have blanks for the insertion of such specific information regarding the assigned mortgage or deed of trust (or any greater amount of such assignments that the Collateral Agent may require by written notice to the Company if the volume of the Company's mortgages registered with MERS materially increases) and (B) an irrevocable power-of-attorney executed by the Company (pursuant to appropriate corporate resolution of MERS) authorizing the Collateral Agent to insert all such specific information into such assignments on behalf of the Company.

                                                                      SCHEDULE B
                                                           TO SECURITY AGREEMENT

                     ADDITIONAL REQUIRED MORTGAGE DOCUMENTS

1. The original recorded mortgage or deed of trust securing the mortgage note.

2. Evidence of fire and extended coverage insurance in an amount not less than the highest of the following: (a) the amount of the Mortgage Loan,
      (b) 90% of the insurable value of the improvements, and (c) an amount sufficient to prevent co-insurance. The Collateral Agent reserves the right to obtain a loss payable endorsement in its favor if it so desires.

3. Evidence of Notice to Customer required by the federal Truth-in-Lending Law and Federal Reserve Regulation Z.

4. In the case of an FHA mortgage note, an FHA insurance certificate or a commitment to deliver such; in the case of a VA mortgage note, a VA guaranty certificate or a commitment to deliver such; and in the case of a conventional mortgage note, an appraisal.

5. In the case of a conventional mortgage note with a loan-to-value ratio in excess of 80%, the applicable private mortgage insurance policy.

6. A certified copy of the preliminary policy of or commitment for title insurance insuring the mortgage or deed of trust as a first lien or second lien, as applicable, on the property subject thereto written by a title company and in amount and containing exceptions satisfactory to the Collateral Agent.

7. Evidence of certificate of completion, as appropriate under the circumstances.

8. A copy, certified by the title insurance company or the closing agent, of all applicable and necessary powers-of-attorney and assumed name certificates.

9. Other documentation as the Collateral Agent or Credit Agent may reasonably deem appropriate.

10. Documentation necessary to fulfill requirements of the Approved Investor Commitments.

11. Such additional documents as may be necessary in the good faith opinion of the Collateral Agent to transfer to the Collateral Agent, for the benefit of the Secured Parties, the title to any Collateral pledged and/or hypothecated pursuant to the Security Agreement.

                                                                      SCHEDULE C
                                                           TO SECURITY AGREEMENT

                       FORM OF BORROWING BASE CERTIFICATE

                                                                       EXHIBIT 1
                                                           TO SECURITY AGREEMENT

                              REQUIRED REVIEW STEPS

1. All submitted documents, are consistent with the related Collateral Transmittal as to borrower name, loan face amount, loan type and the Company's loan number.

2. The note and mortgage/deed of trust each bears an original signature or signatures which appear to be those of the person or persons named as the maker and mortgagor/trustor, or, in the case of a certified copy of the mortgage/deed of trust, such copy bears what appears to be a reproduction of such signature or signatures.

3. Except for (a) the endorsement to the Company of the note in the event such loan was purchased by the Company and (b) the endorsement in blank of the note by an authorized signatory of the Company, neither the note, the mortgage/deed of trust, nor the assignment(s) of the mortgage/deed of trust contain any irregular writings which appear on their face to affect the validity of any such endorsement or to restrict the enforceability of the document on which they appear.

4.    The note is endorsed in blank by an authorized signatory of the Company.

5. The assignment of the mortgage/deed of trust (or, if such mortgage/deed of trust is covered by a supply of non-specific assignments as permitted under Schedule A to the Security Agreement, each such non-specific assignment) bears an original signature of an authorized officer of the Company, based on the current list of such officers supplied by the Company, or an original signature of an officer of the Company authorized by MERS, as nominee of the Company, to sign on behalf of MERS, based on the corporate resolution of MERS which appointed such officers of the Company for such purpose (a copy of such resolution having been provided by the Company).

6. Such other review steps as the Collateral Agent, in its sole discretion, deems appropriate.

EXHIBIT 2

                                                           TO SECURITY AGREEMENT

                          FORM OF COMPANY TRUST RECEIPT

                                                           _______________, 20__

      The undersigned, PULTE MORTGAGE LLC, a Delaware limited liability company (the "Company"), acknowledges receipt from LASALLE BANK NATIONAL ASSOCIATION, acting as agent, bailee and custodian (in such capacity "Collateral Agent") for the exclusive benefit of the Secured Parties pursuant to the Security Agreement (as those terms and capitalized terms not otherwise defined herein are defined in that certain Sixth Amended and Restated Revolving Credit Agreement dated as of May ___, 2006, among the Lenders, the Company and JPMorgan Chase Bank, N.A., as Agent (as amended from time to time, the "Credit Agreement") of the following described documentation for the identified Mortgage Loans (the "Collateral Documents"), possession of which is herewith entrusted to the Company solely for the purpose of correcting documentary defects relating thereto:

                                                                  Loan Document
Borrower Name           Loan Number          Note Amount            Delivered
-------------           -----------          -----------          -------------

      It is hereby acknowledged that a security interest pursuant to the Illinois Uniform Commercial Code in the Collateral hereinabove described and in the proceeds of said Collateral has been granted to Collateral Agent for the benefit of the Secured Parties pursuant to the Security Agreement.

      In consideration of the aforesaid delivery by Collateral Agent, the Company hereby agrees to hold said Collateral in trust for Collateral Agent on behalf of the Secured Parties as provided under and in accordance with all provisions of the Security Agreement and to return said Collateral to Collateral Agent no later than the close of business on the fifteenth Business Day following the date hereof. The Company represents and warrants that the aforesaid delivery by the Collateral Agent shall not cause the aggregate amount outstanding under the Credit Agreement to exceed the Borrowing Base or cause any violation of any other provision of the Credit Agreement.

                       PULTE MORTGAGE LLC, a Delaware limited liability company

                       By:_____________________________________________________
                       Name: __________________________________________________
                       Title:__________________________________________________

                                                                     EXHIBIT 3.A
                                                           TO SECURITY AGREEMENT

                            FORM OF GESTATION REQUEST

Date:_______________

LaSalle Bank National Association
as Collateral Agent

_________________________________
_________________________________

Attention:  ___________________

This letter is to serve as authorization for you to endorse the following loans:

Loan Number             Borrower Name                      Note Amount


under Commitment #__________ (the "Commitment") from an Approved Investor as follows:

Please endorse the notes as follows:

                    PULTE MORTGAGE LLC, a Delaware limited liability company

                    By:________________________________
                    Name:______________________________
                    Title:_______________________________

             ELECTION FOR INCLUSION IN THE GESTATION BORROWING BASE

Pursuant to that certain Fifth Amended and Restated Security and Collateral Agency Agreement dated as of May ___, 2006 (as amended from time to time, the "Security Agreement") by and among LaSalle Bank National Association (the "Collateral Agent"), JPMorgan Chase Bank, N.A., and Pulte Mortgage LLC (the "Company"), by checking any of the items below, the Company hereby requests the Collateral Agent to include the Mortgage Loans identified in this request in Gestation Collateral for the computation of the Gestation Borrowing Base upon the Collateral Agent's receipt of the following Federal Agency schedule(s) from the Company listing such Mortgage Loans, and which have been completed and executed by the Collateral Agent as pool custodian:

[ ] FNMA Schedule of Mortgages (Form 2005).

[ ] GNMA Schedule of Pooled Mortgages (HUD Form 11706).

[ ] FHLMC Custodial Certification Schedule (Form 1034).

[ ] FHLMC Mortgage Loan Submission Schedule (Form 11)

We hereby certify that an Approved Investor Commitment for the Mortgage Loans to be included in the Gestation Collateral pursuant hereto is in effect.

                     PULTE MORTGAGE LLC, a Delaware limited liability company

                     By:____________________________________
                     Name:__________________________________
                     Title: ________________________________

                                                                     EXHIBIT 3.B
                                                           TO SECURITY AGREEMENT

                            FORM OF SHIPPING REQUEST

Date:_______________

LaSalle Bank National Association
as Collateral Agent
______________________________
______________________________

Attention: ________________

This letter is to serve as authorization for you to endorse and ship the following loans:

Loan Number            Borrower Name                               Note Amount

to the following address under Commitment #__________ (the "Commitment") from an Approved Investor as follows:

NAME:
ADDRESS:

ATTENTION:

Please endorse the notes as follows:

Please ship the loan documents either by ____________________ or by such other courier service as we have designated to you as "approved". The courier shall act as an independent contractor bailee acting solely on your behalf as Collateral Agent for the Secured Parties (as defined in that certain Fifth Amended and Restated Security and Collateral Agency Agreement dated as of May ___, 2006, as the same may be amended, extended or replaced from time to time), but we acknowledge and agree that you are not responsible for any delays in shipment caused by courier or any other actions or inactions of the courier, including, without limitation, any loss of any loan documents; however, because the Commitment expires on _______________, 200_, we ask that you deliver the loan documents to the courier no later than _______________, 200_.

Please have the courier bill us by using our acct #__________. If you should have any questions, or should feel the need for additional documentation, please do not hesitate to call _______________.

                      PULTE MORTGAGE LLC, a Delaware limited liability company

                      By:___________________________________________________
                      Name: ________________________________________________
                      Title: _______________________________________________

                                                                       EXHIBIT 4
                                                           TO SECURITY AGREEMENT

(Direct Investor)
Date:____________
Name of Delivery Service:____________________________________
Airbill No.:____________________

                   FORM OF WHOLE LOAN SALE TRANSMITTAL LETTER
                        [LETTERHEAD OF COLLATERAL AGENT]

[Approved Investor]
_________________________
_________________________

       Re:      Pulte Mortgage LLC; Pulte Funding, Inc.
                Sale of Mortgage Loans

       Attached please find those Mortgage Loans listed separately on the attached schedule, which Mortgage Loans are owned by PULTE MORTGAGE LLC ("PMC") and/or PULTE FUNDING, INC. ("PFI") and are being delivered to you for purchase.

The Mortgage Loans comprise a portion of the collateral under that certain Sixth Amended and Restated Revolving Credit Agreement dated as of May __, 2006 by and among PMC, JPMorgan Chase Bank, N.A., as Agent, and the lenders named therein and that certain Second Amended and Restated Loan Agreement dated as of August 19, 2005, as amended, among PMC, PFI, JPMorgan Chase Bank, N.A., Calyon New York Branch and others (collectively, the "Secured Parties"). Each of the Mortgage Loans is subject to a security interest in favor of the undersigned (the "Collateral Agent") on behalf of the Secured Parties, which security interest shall be automatically released upon your remittance of the full amount of the purchase price of such Mortgage Loans (as set forth on the schedule attached hereto) by wire transfer to the following account:

                         WIRE INSTRUCTIONS TO CASH AND COLLATERAL ACCOUNT

                                       JPMorgan Chase Bank, N.A.
                                       ABA 021-000-21
                                       DDA# 1928368
                                       Ref: Pulte

       Pending your purchase of each Mortgage Loan and until payment therefor is received, the aforesaid security interest therein will remain in full force and effect, and you shall hold possession of such Collateral and the documentation evidencing same as custodian, agent and bailee for and on behalf of the Secured Parties. In the event any Mortgage Loan is unacceptable for purchase, return the rejected item directly to the Collateral Agent at the address set forth below. The Mortgage Loan must be so returned or sales proceeds remitted in full no later than forty-five (45) calendar days from the date hereof. In no event shall any Mortgage Loan be returned to or sales proceeds remitted to PMC or PFI. If you are unable to comply with the above instructions, please so advise the undersigned immediately.

       NOTE: BY ACCEPTING THE MORTGAGE LOANS DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO BE THE CUSTODIAN, AGENT AND BAILEE FOR THE SECURED PARTIES ON THE TERMS DESCRIBED IN THIS LETTER. THE UNDERSIGNED, AS COLLATERAL AGENT, REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED MORTGAGE LOANS AND THIS LETTER BY SIGNING AND RETURNING THE ENCLOSED COPY OF THIS LETTER TO THE UNDERSIGNED; HOWEVER, YOUR FAILURE TO DO SO DOES NOT NULLIFY SUCH CONSENT.

                        Sincerely,

                        LaSalle Bank National Association, as Collateral Agent

                        By: ________________________________________
                        Title:______________________________________

                        Address: ___________________________________

                                 ___________________________________

                                 ___________________________________

      The undersigned each agrees to and acknowledges the terms of this letter and, notwithstanding any contrary understanding with or instructions to you, the addressee of this letter, each of the undersigned instructs you to act according to the instructions set forth in this letter. These instructions cannot be altered except by written instructions executed by Collateral Agent.

                    PULTE MORTGAGE LLC, a Delaware limited liability company

                    By: __________________________________________________
                    Name: ________________________________________________
                    Title: _______________________________________________

                    PULTE FUNDING INC., a Michigan corporation

                    By: __________________________________________________
                    Name: ________________________________________________
                    Title: _______________________________________________

ACKNOWLEDGEMENT OF RECEIPT

[Approved Investor]

By: __________________________________________________
Name: ________________________________________________

Title: _______________________________________________
Date: ________________________________________________

                                                                       EXHIBIT 5
                                                           TO SECURITY AGREEMENT
                                                                (Pool Formation)

              FORM OF WAREHOUSE-RELATED SECURITY TRANSMITTAL LETTER
                          [COLLATERAL AGENT LETTERHEAD]

Date:___________________

[Certificating Custodian]
_________________________
_________________________

       Re: Pulte Mortgage LLC;
           Shipment of Mortgage Loans for Pool Formation

      Attached please find those Mortgage Loans listed separately on the attached schedule, which are owned by PULTE MORTGAGE LLC, a Delaware limited liability company (the "Company") and are being delivered to you, as custodian/trustee (the "Certificating Custodian"), for certification in connection with the formation of a mortgage pool supporting the issuance of a mortgage-backed security (the "Warehouse-Related Security") described as follows: ______________________________.

      The Mortgage Loans comprise a portion of the Collateral under (and as the term "Collateral" and capitalized terms not otherwise defined herein are defined
in) that certain Sixth Amended and Restated Revolving Credit Agreement dated as of May __, 2006, by and among the Company, JPMorgan Chase Bank, N.A., as Agent, and the Lenders named therein. Each of the Mortgage Loans is subject to a security interest in favor of the undersigned ("Collateral Agent") for the benefit of the Secured Parties, which security interest shall be automatically released upon the issuance of the Warehouse-Related Security in accordance with the terms of the prescribed GNMA, FNMA or FHLMC form enclosed herewith.

      Pending issuance of the Warehouse-Related Security, the aforesaid security interest in each Mortgage Loan will remain in full force and effect, and you shall hold such Collateral as custodian, agent and bailee for and on behalf of the Secured Parties. In the event any Mortgage Loan is unacceptable for pool formation, return the rejected item directly to the undersigned, as Collateral Agent, at the address set forth below. Each Mortgage Loan must be so returned or the Warehouse-Related Security issued no later than forty-five (45) calendar days from the date hereof. In no event shall any Mortgage Loan be returned to or proceeds relating thereto be remitted to the Company. If you are unable to comply with the above instructions, please so advise the undersigned immediately.

      NOTE: BY ACCEPTING THE MORTGAGE LOANS DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO BE THE CUSTODIAN, AGENT AND BAILEE FOR THE SECURED PARTIES ON THE TERMS DESCRIBED IN THIS LETTER. THE UNDERSIGNED, AS COLLATERAL AGENT, REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED MORTGAGE LOANS AND THIS LETTER BY SIGNING AND RETURNING THE

ENCLOSED COPY OF THIS LETTER TO THE UNDERSIGNED; HOWEVER, YOUR FAILURE TO DO SO DOES NOT NULLIFY SUCH CONSENT.

                         Sincerely,

                         LASALLE BANK NATIONAL ASSOCIATION, as Collateral Agent

                         By: __________________________________________
                         Title: _______________________________________

                         Address: _____________________________________
                                  _____________________________________
                                  _____________________________________


ACKNOWLEDGEMENT OF RECEIPT

[Certificating Custodian]


By:__________________________________________
Name:________________________________________
Title:_______________________________________

Date: _______________________________________

                                                                       EXHIBIT 6
                                                           TO SECURITY AGREEMENT

                           FORM OF CUSTODIAL AGREEMENT
                     (With Operating Instructions Attached)

                                                             ___________, 200___

_____________________________
_____________________________
_____________________________

       Re: Pulte Mortgage LLC

Ladies and Gentlemen:

      The undersigned, LaSalle Bank National Association (the "Collateral Agent") acts in the capacity as Collateral Agent pursuant to: (1) that certain Sixth Amended and Restated Revolving Credit Agreement dated as of May ___, 2006 (as amended from time to time, the "Credit Agreement", and as capitalized terms not otherwise defined herein are used with the same meaning as in the Credit Agreement) by and among PULTE MORTGAGE LLC (the "Company"), the lenders participating therein (collectively, the "Lenders"), and JPMORGAN CHASE BANK, N.A., as agent for the Lenders (the "Credit Agent"), and (2) that certain Fifth Amended and Restated Security and Collateral Agency Agreement (the "Security Agreement") dated concurrently therewith among the Collateral Agent, the Company, and the Credit Agent.

      The Collateral Agent represents and confirms that it has the power and authority under the Credit Agreement and the Security Agreement to execute this Custodial Agreement. The Collateral Agent may execute any of its duties hereunder by or through agents or attorneys-in-fact of whose appointment you have been notified in writing.

      The Collateral Agent hereby appoints you and you hereby accept appointment to act as agent, custodian and bailee for the benefit of the Secured Parties (as defined in the Security Agreement) (in such capacity, the "Approved MBS Custodian"). In such capacity, you agree to accept delivery only on a free basis of certain mortgage-backed securities delivered to you from time to time identified in a letter in the form attached hereto as Exhibit A (all such mortgage-backed securities delivered to you and so identified being referred to herein as "Subject Securities"). This Custodial Agreement governs your rights and responsibilities as Approved MBS Custodian with respect to all Subject Securities.

      The Collateral Agent hereby directs you, as Approved MBS Custodian, to hold or dispose of Subject Securities deposited with you only in accordance with the instructions of a person described as an "Authorized Collateral Agent Representative" on a schedule from time to time delivered to you by the Collateral Agent (the initial list of such persons being attached hereto as Schedule I) or otherwise as expressly permitted hereunder, including without limitation the Company's right to direct the sale or disposition of the Subject Securities as described in the following paragraph. You are authorized, directed and instructed to act upon all instructions from persons reasonably believed by you to be genuine and authorized. Any instruction given hereunder may, in your discretion, be by telegraph, cable, facsimile or electronic communication which is received by you.

      All Subject Securities are to be held by you in a custodial account (Account No. __________) maintained with you (the "MBS Custodial Account"). Unless and until you have received written notice to the contrary from the Collateral Agent at the direction of the Required Lenders (which notice may be by facsimile transmission) following a Default, you may from time to time deliver Subject Securities at the direction of the Company to, but only to, Approved Investors (as listed on a schedule of "Approved Investors" delivered to you from time to time by an Authorized Collateral Agent Representative) against payment of the purchase price therefor. Notwithstanding the preceding sentence, even after your receipt of notice from the Collateral Agent that a Default exists, you may deliver Subject Securities at the direction of the Company, but only to Approved Investors pursuant to then-existing Approved Investor Commitments. The proceeds of the sale or other disposition of all Subject Securities are to be held by you in an account (Account No. __________) maintained with you (the "Custodian Settlement Account") and transferred by the end of each Business Day an account maintained in the Company's name at JPMorgan Chase Bank, N.A. and designated by the Credit Agent from time to time by notice to you (the "Designated Account"). The initial Designated Account is as follows:

                          JPMorgan Chase Bank, N.A.
                          ABA 021-000-21
                          DDA# 1928368
                          Ref: Pulte

      By executing this Custodial Agreement the Company confirms and the Collateral Agent and the Company notify you that the Company has assigned and granted to the Collateral Agent and/or the Credit Agent a security interest in and lien upon all now existing and hereafter arising right, title and interest of the Company in the MBS Custodial Account, the Custodian Settlement Account and the Designated Account and in any and all investments and proceeds at any time held therein.

      You shall be under no duty to take or omit to take any action with respect to Subject Securities, except as specifically set forth in this Agreement and the Operating Instructions attached hereto as Exhibit B, unless specifically otherwise directed by the Collateral Agent and agreed to by you in writing. In the event that you shall be uncertain as to your duties or rights hereunder, you shall be entitled to refrain from taking any action until you shall be directed otherwise by an order of a court of competent jurisdiction. In case you should agree to our request and on our behalf to appear in, prosecute or defend any legal or equitable proceeding either in your own name or in the name of your nominee, you shall first be indemnified to your satisfaction (other than against your gross negligence and willful misconduct).

      By accepting delivery of any Subject Security, you shall be deemed to have agreed to hold such Subject Security as Approved MBS Custodian hereunder, free and clear of all liens, claims, interests and rights of offset in your favor or in favor of persons claiming through you. You may accept certified checks in payment for Subject Securities delivered on the Company's instruction and you shall not be responsible for the risks of collectability of any such checks. YOU ARE HEREBY IRREVOCABLY INSTRUCTED BY THE COMPANY AND THE COLLATERAL AGENT THAT ALL PROCEEDS RECEIVED FROM THE SALE OR OTHER DISPOSITION OF SUBJECT SECURITIES, UNTIL OTHERWISE NOTIFIED IN WRITING BY THE CREDIT AGENT, SHALL BE WIRED TO THE DESIGNATED ACCOUNT AS PROVIDED ABOVE.

      You will provide to the Collateral Agent and the Credit Agent on a daily basis at or before 9:30 a.m. (Chicago time) a report of the prior day's activity with respect to the MBS Custodial Account and the Custodian Settlement Account.

      You shall not be liable or accountable for any act or omission of brokers, dealers or agents in connection with this Custodial Agreement. In carrying out your duties hereunder, you may use such methods or agencies as you determine in your sole discretion, including your own facilities.

      You shall maintain regular business records documenting all instructions transmitted to you through any authorized means and any response by you. You are authorized to electronically record any telephone communications with the Company or the Collateral Agent or Credit Agent arising out of this Custodial Agreement. Your records shall be determinative of the form, content and time of all the Company's and Collateral Agent's and Credit Agent's instructions and any response from you. The record of each instruction and any response thereto shall be retained by you for at least ninety (90) days following the date of the instruction. Any claim against you for failure to properly follow an instruction transmitted by the Company or the Collateral Agent or Credit Agent must be made in writing and received by you within ninety (90) days after the date such instruction was received by you.

      You shall give the Subject Securities that come into your possession under this Custodial Agreement the same physical care and safeguards as are afforded similar property owned by you; provided, however, your responsibility hereunder is limited to losses occasioned directly by the gross negligence or willful misconduct of your employees, to the extent of the market value of the Subject Securities at the date of the discovery of such loss. With respect to any Subject Securities which you deliver for us to a third party, and with respect to such delivery, you shall be deemed no more than an "intermediary" as referenced in Section 8-306(3) of the New York Uniform Commercial Code, and the only warranty given by you shall be the warranty provided in said Section 8-306(3). In no event shall you be liable for any indirect, special or consequential loss, even if you have been advised of the possibility of such loss. You may, at your option, make arrangements for insuring yourselves against loss from any cause, but you shall not be under any obligation to insure for our benefit.

      None of the Subject Securities held in the MBS Custodial Account, the funds held at any time in the Custodian Settlement Account, the Subject Securities or any proceeds of the sale or other disposition thereof will be subject to any right, charge, security interest, lien, encumbrance or claim of any kind in your or your creditors' favor. Any claims for the payment of fees with respect to the safe custody or administration of Subject Securities or for compensation, expenses, commitments made by you upon instructions of the Collateral Agent, or the Credit Agent, reimbursement of taxes incurred by you for the account of the Collateral Agent or Credit Agent, any penalties incurred by or levied or assessed against you resulting from the Collateral Agent's or Credit Agent's improper or incorrect instructions, or other liabilities of the Collateral Agent or Credit Agent to you, and for indemnity against any claim or liability to which you are subjected by reason of any registration of Subject Securities shall be enforceable solely against the Company and none of the Collateral Agent, the Credit Agent or any Secured Party shall have any responsibility therefor (except to the extent any of the foregoing are due to the gross negligence or willful misconduct of the Collateral Agent, the Credit Agent or any Secured Party, as applicable). The Collateral Agent and the Company agree to make no claim against you except for any such claims or liabilities arising, or claimed to have arisen, as a result of your gross negligence or willful misconduct.

      The Operating Instructions attached hereto are hereby made part hereof and any and all capitalized terms defined herein shall have the same meaning when used therein.

      This Custodial Agreement contains the whole of the understanding between you and the Collateral Agent concerning the subject matter hereof and no provision hereof shall be modified or altered except in a writing signed by both you and the Collateral Agent.

      This Custodial Agreement shall be governed by the laws of the State of New York and shall be binding upon the Collateral Agent and upon its successors and assigns and shall inure to your benefit and your successors and assigns and shall be deemed continuing until terminated by either the Collateral Agent or you upon at least ninety (90) days prior written notice to the other.

      This letter is made in triplicate and will become an agreement between you and the Collateral Agent upon your acceptance hereof in the space provided below at your offices in the State of New York.

                     LASALLE BANK NATIONAL ASSOCIATION, as Collateral Agent

                     By: _______________________________________________
                     Name:______________________________________________
                     Title:_____________________________________________

AGREED TO AND ACCEPTED:

_______________________________,
as Approved MBS Custodian

By: _______________________________________________
Name:______________________________________________
Title:_____________________________________________

                        ACKNOWLEDGEMENT AND AUTHORIZATION

      The Company approves the foregoing Custodial Agreement and authorizes the Approved MBS Custodian to act in accordance with the terms thereof. The Company agrees to be bound by the terms of the Custodial Agreement (including all Exhibits thereto) to the same extent as if a party thereto. The Company agrees to indemnify the Approved MBS Custodian for, and hold the Approved MBS Custodian harmless against, any loss, liability or expense in connection with, arising out of or in any way related to the transaction contemplated and relationship established by the Custodial Agreement, or any action or omission by the Approved MBS Custodian in connection with the Custodial Agreement, or any agent, broker or dealer employed by the Approved MBS Custodian hereunder, including the reasonable costs and expenses incurred in defending any such claim of liability, except that the Company shall not be liable for (i) any loss, liability or expense that is determined by a judgment of a court of competent jurisdiction that is binding on the Approved MBS Custodian, final and not subject to review on appeal, to be the direct result of acts or omissions on the Approved MBS Custodian's part constituting gross negligence or willful misconduct, or (ii) any claim that is based on the Approved

MBS Custodian's warranty as provided in Section 8-306(3) of the New York Uniform Commercial Code.

                     PULTE MORTGAGE LLC, a Delaware limited liability company

                     By: _______________________________________________
                     Name:______________________________________________
                     Title:_____________________________________________

                                                                       EXHIBIT A
                                                          TO CUSTODIAL AGREEMENT

                    FORM OF LETTER TO APPROVED MBS CUSTODIAN

To:  _________________________,
  as Approved MBS Custodian

Re: Pulte Mortgage LLC;
    Custodial and Collateral Agency Instructions

Ladies and Gentlemen:

      Reference is made to the attached schedule relating to a letter/certification to a transfer agent/trustee for the issuance of the Security described more particularly therein, which Security is supported by a pool of residential mortgage loans and/or mortgage-backed securities including mortgage loans and/or mortgage-backed securities in which the undersigned as collateral agent (in such capacity, the "Collateral Agent"), acting under that certain Fifth Amended and Restated Security and Collateral Agency Agreement dated as of May ____, 2006, as amended, extended or replaced from time to time, holds a first priority perfected security interest. The attached schedule is (i) Delivery Schedule Form 11705 in the case of GNMA Securities, (ii) Delivery Schedule Form 996 in the case of FHLMC Securities, (iii) Delivery Schedule Form 2014 in the case of FNMA Securities, or (iv) a form containing substantially similar information in the case of any other Securities. Pursuant to the letter/certification, the transfer agent/trustee has been instructed to deliver such Security to you. You are hereby notified that the Collateral Agent and the Secured Parties named therein have a first perfected security interest in the Security and in all proceeds of the sale or other disposition thereof and in all accounts into which said proceeds may be deposited.

      This letter will confirm your agreement to hold such Security as a "Subject Security" under and on terms and conditions set forth more particularly in that certain Custodial Agreement, dated as of _______________, 200_ between you and the Collateral Agent.

                         Very truly yours,

                         LASALLE BANK NATIONAL ASSOCIATION, as Collateral Agent

                         By:________________________________

      The undersigned agrees to and acknowledges the terms of this letter and, notwithstanding any contrary understanding with or instructions to you, the addressee of this letter, the undersigned instructs you to act according to the instructions set forth in this letter. These instructions cannot be altered except by written instructions executed by Collateral Agent.

                    PULTE MORTGAGE LLC, a Delaware limited liability company

                     By: _______________________________________________
                     Name:______________________________________________
                     Title:_____________________________________________

                                                                       EXHIBIT B
                                                          TO CUSTODIAL AGREEMENT

                             OPERATING INSTRUCTIONS

      These Operating Instructions are attached to and made a part of the Custodial Agreement between LaSalle Bank National Association and
___________________, dated as of _______________, 200_ (as amended from time to time, the "Custodial Agreement"). Terms defined therein shall have their same meanings when used herein.

      1. From time to time GNMA, FNMA and FHLMC Subject Securities will be issued at the request of the Company and credited to your account with The Federal Reserve Bank of New York ("FRBNY") (in the case of FNMA and FHLMC Subject Securities) or your account with the Participants Trust Company ("PTC") (in the case of GNMA Subject Securities) (in each case, to be held by you for the account of the Collateral Agent) in accordance with the Code of Federal Regulations (in the case of FNMA and FHLMC Subject Securities) or the rules of PTC (in the case of GNMA Subject Securities). Upon your receipt of confirmation that such Subject Securities have been deposited into your account with FRBNY (in the case of FNMA and FHLMC Subject Securities) or your account with PTC (in the case of GNMA Subject Securities), you shall promptly issue to the Collateral Agent and the Company your confirmation that (1) you have received such confirmation of the Fedwire (in the case of FNMA and FHLMC Subject Securities, which confirmation will include the number of Subject Securities deposited into your account with FRBNY) or from PTC (in the case of GNMA Subject Securities),
(2) you have made appropriate entries on your books reflecting the interests of the Company as beneficial owner and the Collateral Agent as secured party with respect to such Subject Securities, and (3) there are no security interests or any rights or claims of any third party in such Subject Securities in your favor or known to you which have priority over the security interest of the Collateral Agent in such Subject Securities. You shall have no obligation to ensure or verify that Securities identified in transmittal letters (in the form of Exhibit A to the Custodial Agreement) are in fact credited to your account(s), but you shall be obligated only to report your actual receipt of Subject Securities to the Collateral Agent and the Company in accordance with the provision of this Instruction 1.

      2. With respect to the delivery or transfer of Subject Securities which you hold for the account of the Collateral Agent, you are hereby authorized to act only upon instructions from the Collateral Agent or, to the extent permitted by the Custodial Agreement, by the Company. Upon notification to you by the Collateral Agent at the direction of the Required Lenders following a Default, no third party, including without limitation the Company, may direct you to make any delivery or transfer of such Subject Securities other than Subject Securities to be delivered pursuant to then-existing Approved Investor Commitments.

      3. The proceeds of redemptions, collections and other receipts, including dividend and interest income, shall be credited to the Custodial Settlement Account upon collection or payment.

      4. You are to notify the Collateral Agent and the Company upon receipt of notice by you of any call for conversion, redemption, subscription rights or similar proceeding affecting the Subject Securities held in the relevant account (any of the foregoing being referred to herein as "Account Proceedings"), and shall take such action in respect thereof as you may be directed in writing by the Collateral Agent; provided, however, that you shall have no duty or responsibility to notify the

Company or the Collateral Agent of any Account Proceedings which do not appear in The Wall Street Journal (New York Edition), Financial Daily Called Bond Service, The Kenney Services or official notifications from the Depository Trust Company or such other publications which you may deem reasonable from time to time. All solicitation fees payable to you as agent in connection with such event will be retained by you unless specifically agreed to the contrary by you.

      5. You are authorized and empowered in the name and on behalf of the Collateral Agent and the Company to execute any certificates of ownership or other reports which you are or may hereafter be required to execute and furnish under any regulation of the Internal Revenue Service, or other authority of the United States, insofar as the same are required in connection with any property which is now or may hereafter be in your possession by virtue of the Custodial Agreement and these Operating Instructions, claiming no exemptions on behalf of the Collateral Agent or the Company. In the preparation of such reports, the status of the Collateral Agent is to be described as a bank, trust company or financial institution, as the case may be, domiciled in the United States. The Collateral Agent agrees to notify you immediately in writing of any change in such status.

      6. All mail communications which are to be furnished or forwarded hereunder to the Collateral Agent or the Company shall be addressed to such party at the last address on your records, provided that in case you in your sole discretion shall determine that an emergency exists, you may use such other means of communication as you shall deem advisable.

      7. You are under no duty to supervise, recommend or advise the Collateral Agent relative to the investment, purchase, sale, retention or other disposition of any property held hereunder unless specifically provided for by the Custodial Agreement.

      8. With respect to any direction to receive securities in transactions not placed through you, you shall have no duty or responsibility to advise the Company of non-receipt, or to take any steps to obtain delivery of securities from any brokers or dealers. All dealer concessions made to you will be retained by you unless specifically agreed to the contrary by you.

      9. Notwithstanding anything herein to the contrary, unless instructions are received from the Collateral Agent, specifying a different destination than the address listed on your records for the Collateral Agent, within ten (10) days of the receipt of any termination notice, you shall have the right to transfer all securities and other property held by you or any depositary in connection with the Custodial Agreement or registered in your name to the Collateral Agent at the address listed on your records.

                                                                      SCHEDULE I
                                                          TO CUSTODIAL AGREEMENT

                   AUTHORIZED COLLATERAL AGENT REPRESENTATIVES

                                                                       EXHIBIT 7
                                                           TO SECURITY AGREEMENT

             COLLATERAL TRANSMITTAL -- INITIAL MORTGAGE INFORMATION*

1.  CUSTOMER NAME ____________________________________________

2.  LOAN NUMBER ______________________________________________

3.  MORTGAGOR ________________________________________________
                              SURNAME ONLY

4.  AP STATUS CODE ___________________________________________

5.  DEPOSIT DATE _____________________________________________

6.  ORIGINAL NOTE AMOUNT $____________________________________

7.  OUTSTANDING PRINCIPAL BALANCE (Investment Loans only) $______________

8.  ACQUISITION COST $________________________________________

9.  TAKE-OUT VALUE $__________________________________________

10. NOTE DATE ________________________________________________

11. NOTE RATE ________________________________________________

12. LOAN TYPE (i.e. a group category (e.g. GNMA 15, FNMA/FHLMC 30, etc.) set forth on Exhibit D to the Credit Agreement) _____________

13. FICO SCORE _______________________________________________

14. LIEN POSITION ____________________________________________

15. OCCUPIED STATUS __________________________________________

* Information may be reformatted for transmittal electronically. For Mortgage Loans pledged under the Prior Facility, Items 12 through 15 to be provided within 45 days after the Effective Date.

                                     - 49 -